                                                                    Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS



IN RE:  Aerovox, Inc.                                 CASE NO.:  01-14680jnf

                                                      JUDGE: Joan N. Feeney

DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING September 29, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing August 26, 2001 and ending September 29, 2001 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

Pages
-----
1 - 5      Monthly Reporting Questionnaire (Attachment 1)

6 - 8      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  9        Summary of Accounts Receivable (Form OPR-3)

10-11      Schedule of Post-petition Liabilities (Form OPR-4)

  12       Income Statement (Form OPR-5)

  13       Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  October 17, 2001
       ----------------

                                DEBTOR(S)-IN-POSSESSION

                                By: _________________________________
                                            (Signature)

                                    _________________________________
                                            (Signature)

                                    Name & Title: F. Randal Hunt
                                                  --------------
                                                  CFO & Sr. Vice President
                                                  ------------------------
                                    Address:      167 John Vertente Blvd.
                                                  -----------------------
                                                  New Bedford, MA 02745
                                                  ---------------------
                                    Telephone:    (508) 910-3200
                                                  ------------------------

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: September 2001





1.   Payroll:  State the amount of all executive wages paid and taxes
     --------
withheld and paid.

      Name and Title of Executive                              Wages Paid             Taxes Withheld
      ---------------------------                              ----------             --------------
                                                          Gross          Net        Due          Paid
                                                          -----          ---        ---          ----
      Robert D. Elliott     CEO & President               38,462        23,740       0          14,357

      F. Randal Hunt        CFO & Sr. Vice                14,904         9,825       0           3,968
                            President

      Martin Hudis          Sr. VP Technology             19,231        12,699       0           4,804

      TOTALS                                              72,596        46,263       0          23,129

      * Fiscal September is a 5-week period.

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: September 2001


2.  Insurance:  Is workers' compensation and other insurance in effect? Yes
    ----------
                Are payments current?  Yes
                If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

      Type                 Carrier Name               Coverage                    Expiration                    Date
      ----                 ------------               --------                    ----------                    ----
                                                Amount      Policy #        Date                          Premium Coverage
                                                ------      --------        ----                          ----------------
      Homeowners           NONE

      Rental Property      NONE

      Liability            See Attached

      Vehicle

      Workers              See Attached
      Compensation

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: September 2001


3.  Bank Accounts
    -------------

                                            Payroll           Operating        Operating       Operating        Debit Card
                                            -------           ---------        ---------       ---------        ----------
   Bank Name                               Citizens           Citizens          Fleet           Fleet            Citizens
   Account #                             110315-944-2       1103-159-450      9429117763        50010879         1103159469
   Beginning Book Balance                     2986.37          485017.22       147849.60               0            8488.86
   Plus: Deposits                           631754.93         4899064.76      3812339.95               0                  0
   Less: Disbursements                      632236.31         4233937.29                               0             394.90
   Other: Transfers In/Out                                      -5421.36     -3814941.97               0             -15.57
                                                                --------     -----------               -             ------

   Ending Book Balance                        2504.99         1144723.33       145247.58               0            8078.39


3.  Bank Accounts-continued
    -----------------------

                                             Savings          Checking          Payroll         TOTALS
                                             -------          --------          -------         ------
   Bank Name                                 Citizens          Keybank           Fleet
   Account #                                1103159507       19968100261      005119-1739
   Beginning Book Balance                   2000000.00                 0                0     2,644,342.05
   Plus: Deposits                                                                       0     9,343,159.64
   Less: Disbursements                               0                 0                0    -4,866,568.50
   Other: Transfers In/Out                                             0                     -3,814,957.54
                                                                       -                     -------------
                                               5421.36
   Ending Book Balance                      2005421.36                 0                0     3,305,975.65

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: September 2001

4. Post-petition Payments:    List any post-petition payments to professionals
   -----------------------
                              and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

             Payments To/On              Amount            Date            Check #
             --------------              ------            ----            -------
       Professionals (attorneys,
       accountants, etc.)
       Argus Management                  4,616           08/31/01        Wire Transfer
       Argus Management                  7,622           09/10/01        Wire Transfer
       Argus Management                  3,281           09/11/01        Wire Transfer
       Argus Management                  5,117           09/18/01        Wire Transfer
       Argus Management                  3,172           09/26/01        Wire Transfer
       Pre-petition debts:                None

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: September 2001

        Type             Carrier Name                         Coverage                              Expiration
        ----             ------------                         --------                              ----------
                                                    Amount             Policy #              Date         Premium Coverage
                                                    ------             --------              ----         ----------------
      Liability          Royal & Sun             44,010,000        #PLA 3793390004          12/31/01      12/31/00-12/31/01
                         Alliance

      Flood Ins          National Flood           1,000,000        #3000 240294             03/07/02      03/07/01-03/07/02
                         Ins. Program

      Property           American & Foreign      15,115,000        #A IB 009515 000Y        12/31/01      12/31/00-12/31/01
                         Ins. Co.

      Property           Affiliated FM Ins       89,112,103        #AL 100                  12/31/01      12/31/00-12/31/01
                         Co

      Auto               Royal & Sunalliance      3,038,000        #AMHX 18469              12/31/01      12/31/00-12/31/01

      Liability          American & Foreign       7,110,000        #A ST-112753 0004        12/31/01      12/31/00-12/31/01
                         Ins. Co

      D&O                Chubb Group              7,500,000        #81303380                12/31/01      07/19/01-12/31/01

      Workers Comp       Fidelity & Deposit       2,800,000        #LPM 833508503           11/01/01      11/01/00-11/01/01

                         (Fid. Bond)

      Workers Comp       Ins Safety Nat.          3,956,910        #AGC539MA                11/01/01      11/01/00-11/01/01
                         Casualty

                         (Excess)

      Workers Comp       Security Ins Co of       1,500,000        #NNE10058500             10/01/01      10/01/01-10/01/02
                         Hartford(AL & TX)